Exhibit 99.1

John Cummings
Salesforce
Investor Relations
415-778-4188
jcummings@salesforce.com

Gina Sheibley
Salesforce
Public Relations
917-297-8988
gsheibley@salesforce.com

Salesforce Announces Record Third Quarter Revenue, Raises Full Year Fiscal
2018 Revenue Guidance

•	Third Quarter Revenue of $2.68 Billion, up 25% Year-Over-Year, 23% in Constant Currency

•	Deferred Revenue of $4.39 Billion, up 26% Year-Over-Year, 24% in Constant Currency

•	Unbilled Deferred Revenue of Approximately $11.5 Billion, up 34% Year-Over-Year

•	Initiates Fourth Quarter Revenue Guidance of $2.801 Billion to $2.811 Billion

•	Raises Full Year Fiscal 2018 Revenue Guidance to $10.43 Billion to $10.44 Billion

•	Reconfirms Full Year Fiscal 2019 Revenue Guidance of $12.45 Billion to $12.50 Billion

SAN FRANCISCO, Calif. – Nov. 21, 2017 – Salesforce (NYSE: CRM), the global leader in CRM, today announced results for its fiscal third quarter ended October 31, 2017.

“Salesforce delivered a record third quarter, and we're on a path to exceed $20 billion faster than any enterprise software company in history," said Marc Benioff, chairman and CEO, Salesforce. "With this phenomenal growth, we are building a company for the ages, creating value for our Trailblazers – our customers, employees, investors and communities – while helping make the world a better place for decades to come.”

Salesforce delivered the following results for its fiscal third quarter 2018:

Revenue: Total third quarter revenue was $2.68 billion, an increase of 25% year-over-year, and 23% in constant currency. Subscription and support revenues were $2.49 billion, an increase of 25% year-over-year. Professional services and other revenues were $194 million, an increase of 20% year-over-year.

Earnings per Share: Third quarter GAAP diluted earnings per share was $0.07, and non-GAAP diluted earnings per share was $0.39.

Cash: Cash generated from operations for the third quarter was $126 million, a decrease of 18% year-over-year. Total cash, cash equivalents and marketable securities finished the quarter at $3.63 billion.

Deferred Revenue: Deferred revenue on the balance sheet as of October 31, 2017 was $4.39 billion, an increase of 26% year-over-year, and 24% in constant currency. Unbilled deferred revenue, representing business that is contracted but unbilled and off balance sheet, ended the third quarter at approximately $11.5 billion, up 34% year-over-year.

As of November 21, 2017, the company is initiating revenue, earnings per share, and deferred revenue guidance for its fourth quarter of fiscal year 2018. In addition, the company is raising its full fiscal year 2018 revenue and earnings per share guidance, and maintaining its operating cash flow guidance, previously provided on August 22, 2017. The company is also confirming its full fiscal year 2019 revenue guidance, previously provided on November 6, 2017.

Q4 FY18 Guidance: Revenue is projected to be $2.801 billion to $2.811 billion, an increase of 22% to 23% year-over-year.

GAAP diluted earnings per share is projected to be $0.03 to $0.04, while non-GAAP diluted earnings per share is projected to be $0.32 to $0.33.

On balance sheet deferred revenue growth is projected to be 19% to 20% year-over-year.

Full Year FY18 Guidance: Revenue is projected to be $10.43 billion to $10.44 billion, an increase of 24% year-over-year.

GAAP diluted earnings per share is projected to be $0.12 to $0.13, while non-GAAP diluted earnings per share is projected to be $1.32 to $1.33.

Operating cash flow growth is projected to be 20% to 21% year-over-year.

Full Year FY19 Guidance: Revenue is projected to be $12.45 billion to $12.50 billion, an increase of 19% to 20% year-over-year. The company plans on providing its expectations for FY19 GAAP EPS, non-GAAP EPS, and operating cash flow when it announces its fourth quarter and full fiscal year 2018 results in February 2018.

The following is a per share reconciliation of GAAP diluted earnings per share to non-GAAP diluted earnings per share guidance for the next quarter and the full year:

	Fiscal 2018
	Q4	FY2018
GAAP diluted EPS range*	$0.03 - $0.04	$0.12 - $0.13
Plus
Amortization of purchased intangibles	$0.09	$0.39
Stock-based expense	$0.31	$1.35
Amortization of debt discount, net	$0.01	$0.04
Less
Income tax effects and adjustments**	$(0.12)	$(0.58)
Non-GAAP diluted EPS	$0.32 - $0.33	$1.32 - $1.33
Shares used in computing basic net income per share (millions)	725	715
Shares used in computing diluted net income per share (millions)	748	734

* The Company's GAAP tax provision is expected to be 46% and 47% for the three and twelve months ended January 31, 2018, respectively.

** The Company's non-GAAP tax provision uses a long-term projected tax rate of 34.5%.

For additional information regarding non-GAAP financial measures see the reconciliation of results and related explanations below.

Quarterly Conference Call
Salesforce will host a conference call at 2:00 p.m. (PT) / 5:00 p.m. (ET) today to discuss its financial results with the investment community. A live web broadcast of the event will be available on the

Salesforce Investor Relations website at www.salesforce.com/investor. A live dial-in is available domestically at 866-901-SFDC or 866-901-7332 and internationally at 706-902-1764, passcode 9689558. A replay will be available at (800) 585-8367 or (855) 859-2056 until midnight (ET) Dec. 21, 2017.

About Salesforce
Salesforce, the global leader in CRM, empowers companies to connect with their customers in a whole new way. Salesforce has headquarters in San Francisco, with offices in Europe and Asia, and trades on the New York Stock Exchange under the ticker symbol "CRM." For more information about Salesforce, visit: www.salesforce.com.

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"Safe harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements about our financial results, which may include expected GAAP and non-GAAP financial and other operating and non-operating results, including revenue, net income, diluted earnings per share, operating cash flow growth, operating margin improvement, deferred revenue growth, expected revenue run rate, expected tax rates, stock-based compensation expenses, amortization of purchased intangibles, amortization of debt discount and shares outstanding. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties referred to above include -- but are not limited to -- risks associated with possible fluctuations in the company’s financial and operating results; the company’s rate of growth and anticipated revenue run rate, including the company’s ability to convert deferred revenue and unbilled deferred revenue into revenue and cash flow, and ability to maintain continued growth of deferred revenue and unbilled deferred revenue; foreign currency exchange rates; errors, interruptions or delays in the company’s services or the company’s Web hosting; breaches of the company’s security measures; domestic and international regulatory developments, including the adoption of new privacy laws; the financial and other impact of any previous and future acquisitions; the nature of the company’s business model, including risks related to government contracts; the company’s ability to continue to release, gain customer acceptance of and provide support for new and improved versions of the company’s services; successful customer deployment and utilization of the company’s existing and future services; changes in the company’s sales cycle; competition; various financial aspects of the company’s subscription model; unexpected increases in attrition or decreases in new business; the company’s ability to realize benefits from strategic partnerships and strategic investments; the emerging markets in which the company operates; unique aspects of entering or expanding in international markets, including the compliance with United States export control laws, the company’s ability to hire, retain and motivate employees and manage the company’s growth; changes in the company’s customer base; technological developments; litigation and any related claims, negotiations and settlements, including with respect to intellectual property matters or industry-specific regulations; unanticipated changes in the company’s effective tax rate; factors affecting the company’s outstanding convertible notes, term loan, and revolving credit facility; fluctuations in the number of company shares outstanding and the price of such shares; collection of receivables; interest rates; factors affecting the company’s deferred tax assets and ability to value and utilize them; the potential negative impact of indirect tax exposure; the risks and expenses associated with the company’s real estate and office facilities space; and general developments in the economy, financial markets, credit markets and the impact of current and future accounting pronouncements and other financial reporting standards.

Further information on these and other factors that could affect the company’s financial results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings we make with the Securities and

Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Information section of the company’s website at www.salesforce.com/investor.

Salesforce.com, inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

© 2017 salesforce.com, inc.  All rights reserved.  Salesforce and other marks are trademarks of salesforce.com, inc.  Other brands featured herein may be trademarks of their respective owners.

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salesforce.com, inc.
Consolidated Statements of Operations
(in thousands, except per share data)
(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Revenues:
Subscription and support	$2,486,131	$1,983,981	$7,055,538	$5,645,554
Professional services and other	193,710	160,794	573,471	452,442
Total revenues	2,679,841	2,144,775	7,629,009	6,097,996
Cost of revenues (1)(2):
Subscription and support	528,182	426,487	1,484,982	1,154,044
Professional services and other	186,326	159,035	550,748	454,038
Total cost of revenues	714,508	585,522	2,035,730	1,608,082
Gross profit	1,965,333	1,559,253	5,593,279	4,489,914
Operating expenses (1)(2):
Research and development	393,998	311,459	1,156,526	863,935
Marketing and sales	1,184,733	997,993	3,464,986	2,828,784
General and administrative	270,614	246,765	813,868	709,622
Total operating expenses	1,849,345	1,556,217	5,435,380	4,402,341
Income from operations	115,988	3,036	157,899	87,573
Investment income	10,049	3,709	24,069	23,747
Interest expense	(21,557)	(21,946)	(65,382)	(64,665)
Other income (expense) (1)	1,921	1,782	(2,695)	(11,500)
Gains from acquisitions of strategic investments	0	833	0	13,697
Income (loss) before benefit from (provision for) income taxes	106,401	(12,586)	113,891	48,852
Benefit from (provision for) income taxes	(55,007)	(24,723)	(53,968)	182,220
Net income (loss)	$51,394	$(37,309)	$59,923	$231,072
Basic net income (loss) per share	$0.07	$(0.05)	$0.08	$0.34
Diluted net income (loss) per share	$0.07	$(0.05)	$0.08	$0.33
Shares used in computing basic net income (loss) per share	717,445	690,468	711,884	683,075
Shares used in computing diluted net income (loss) per share	738,106	690,468	730,212	696,257

(1)	Amounts include amortization of purchased intangibles from business combinations, as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Cost of revenues	$39,610	$36,703	$126,679	$84,462
Marketing and sales	30,067	28,064	91,274	66,601
Other non-operating expense	367	579	1,118	1,927

(2)	Amounts include stock-based expense, as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Cost of revenues	$33,494	$26,783	$97,206	$76,912
Research and development	66,626	50,372	197,185	124,164
Marketing and sales	116,992	93,718	356,538	275,515
General and administrative	34,165	33,878	108,402	99,389

salesforce.com, inc.
Consolidated Statements of Operations
(As a percentage of total revenues)
(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Revenues:
Subscription and support	93%	93%	92%	93%
Professional services and other	7	7	8	7
Total revenues	100	100	100	100
Cost of revenues (1)(2):
Subscription and support	20	20	20	19
Professional services and other	7	7	7	7
Total cost of revenues	27	27	27	26
Gross profit	73	73	73	74
Operating expenses (1)(2):
Research and development	15	15	15	14
Marketing and sales	44	47	45	46
General and administrative	10	11	11	12
Total operating expenses	69	73	71	72
Income from operations	4	0	2	2
Investment income	1	0	0	0
Interest expense	(1)	(1)	(1)	(1)
Other income (expense) (1)	0	0	0	0
Gains from acquisitions of strategic investments	0	0	0	0
Income (loss) before benefit from (provision for) income taxes	4	(1)	1	1
Benefit from (provision for) income taxes	(2)	(1)	0	3
Net income (loss)	2%	(2)%	1%	4%

(1)	Amortization of purchased intangibles from business combinations as a percentage of total revenues, as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Cost of revenues	1%	2%	2%	1%
Marketing and sales	1	1	1	1
Other non-operating expense	0	0	0	0

(2)	Stock-based expense as a percentage of total revenues, as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Cost of revenues	1%	1%	1%	1%
Research and development	2	2	3	2
Marketing and sales	4	4	5	5
General and administrative	1	2	1	2

salesforce.com, inc.
Consolidated Balance Sheets
(in thousands)

	October 31, 2017	January 31, 2017
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$2,071,837	$1,606,549
Marketable securities	1,556,828	602,338
Accounts receivable, net	1,519,916	3,196,643
Deferred commissions	327,643	311,770
Prepaid expenses and other current assets	469,946	279,527
Total current assets	5,946,170	5,996,827
Property and equipment, net	1,864,891	1,787,534
Deferred commissions, noncurrent	253,004	227,849
Capitalized software, net	140,768	141,671
Strategic investments	670,406	566,953
Goodwill	7,294,141	7,263,846
Intangible assets acquired through business combinations, net	895,768	1,113,374
Other assets, net	424,888	486,869
Total assets	$17,490,036	$17,584,923
Liabilities, temporary equity and stockholders’ equity
Current liabilities:
Accounts payable, accrued expenses and other liabilities	$1,686,408	$1,752,664
Deferred revenue	4,392,082	5,542,802
Convertible 0.25% senior notes, net	1,137,954	0
Total current liabilities	7,216,444	7,295,466
Convertible 0.25% senior notes, net	0	1,116,360
Term loan	498,084	497,221
Loan assumed on 50 Fremont	198,471	198,268
Revolving credit facility	0	196,542
Other noncurrent liabilities	736,870	780,939
Total liabilities	8,649,869	10,084,796
Temporary equity:
Convertible 0.25% senior notes	10,797	0
Stockholders’ equity:
Common stock	722	708
Additional paid-in capital	9,230,081	8,040,170
Accumulated other comprehensive income (loss)	3,554	(75,841)
Accumulated deficit	(404,987)	(464,910)
Total stockholders’ equity	8,829,370	7,500,127
Total liabilities, temporary equity and stockholders’ equity	$17,490,036	$17,584,923

salesforce.com, inc.
Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Operating activities:
Net income (loss)	$51,394	$(37,309)	$59,923	$231,072
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	187,546	169,346	564,911	451,479
Amortization of debt discount and issuance costs	7,795	7,281	23,265	21,334
Gains from acquisitions of strategic investments	0	(833)	0	(13,697)
Amortization of deferred commissions	117,677	93,230	331,687	270,527
Expenses related to employee stock plans	251,277	204,751	759,331	575,980
Changes in assets and liabilities, net of business combinations:
Accounts receivable, net	49,406	42,653	1,677,466	1,276,798
Deferred commissions	(171,562)	(92,803)	(372,714)	(226,965)
Prepaid expenses and other current assets and other assets	(15,669)	40,676	(166,784)	(25,723)
Accounts payable, accrued expenses and other liabilities	74,480	57,836	(39,720)	(275,058)
Deferred revenue	(426,552)	(330,516)	(1,150,720)	(829,695)
Net cash provided by operating activities	125,792	154,312	1,686,645	1,456,052
Investing activities:
Business combinations, net of cash acquired	0	(32,117)	(19,781)	(2,832,110)
Purchases of strategic investments	(54,585)	(28,660)	(113,088)	(65,834)
Sales of strategic investments	40,811	11,783	55,898	26,506
Purchases of marketable securities	(233,824)	(111,731)	(1,433,718)	(986,862)
Sales of marketable securities	193,783	93,391	437,248	1,927,049
Maturities of marketable securities	29,819	14,203	43,089	64,741
Capital expenditures	(111,278)	(140,653)	(396,268)	(319,984)
Net cash used in investing activities	(135,274)	(193,784)	(1,426,620)	(2,186,494)
Financing activities:
Proceeds from term loan, net	0	0	0	495,550
Proceeds from employee stock plans	141,970	92,846	484,786	315,865
Principal payments on capital lease obligations	(7,716)	(10,997)	(82,890)	(73,760)
Payments on revolving credit facility	0	0	(200,000)	0
Net cash provided by financing activities	134,254	81,849	201,896	737,655
Effect of exchange rate changes	(2,045)	(11,867)	3,367	(19,840)
Net increase (decrease) in cash and cash equivalents	122,727	30,510	465,288	(12,627)
Cash and cash equivalents, beginning of period	1,949,110	1,115,226	1,606,549	1,158,363
Cash and cash equivalents, end of period	$2,071,837	$1,145,736	$2,071,837	$1,145,736

salesforce.com, inc.
Additional Metrics
(Unaudited)

	Oct 31, 2017	Jul 31, 2017	Apr 30, 2017	Jan 31, 2017	Oct 31, 2016	Jul 31, 2016
Full Time Equivalent Headcount	28,527	27,155	26,213	25,178	23,939	23,247
Financial data (in thousands):
Cash, cash equivalents and marketable securities	$3,628,665	$3,501,245	$3,219,550	$2,208,887	$1,751,130	$1,719,946
Strategic investments	$670,406	$657,687	$639,191	$566,953	$555,968	$548,258
Deferred revenue	$4,392,082	$4,818,634	$5,042,652	$5,542,802	$3,495,133	$3,823,561
Unbilled deferred revenue, a non-GAAP measure (1)	$11,500,000	$10,400,000	$9,600,000	$9,000,000	$8,600,000	$8,000,000
Principal due on our outstanding debt obligations	$1,850,000	$1,850,000	$1,850,000	$2,050,000	$1,850,000	$1,850,000
(1) Unbilled deferred revenue represents future billings under our non-cancelable subscription agreements that have not been invoiced and, accordingly, are not recorded in deferred revenue.

Selected Balance Sheet Accounts (in thousands):

	October 31, 2017	July 31, 2017	January 31, 2017
Prepaid Expenses and Other Current Assets
Prepaid income taxes	$43,301	$75,031	$26,932
Other taxes receivable	33,099	36,634	34,177
Prepaid expenses and other current assets	393,546	326,581	218,418
	$469,946	$438,246	$279,527
Property and Equipment, net
Land	$183,888	$183,888	$183,888
Buildings and building improvements	626,168	623,411	621,377
Computers, equipment and software	1,600,783	1,555,572	1,440,986
Furniture and fixtures	132,374	125,858	112,564
Leasehold improvements	776,396	741,466	627,069
	3,319,609	3,230,195	2,985,884
Less accumulated depreciation and amortization	(1,454,718)	(1,363,619)	(1,198,350)
	$1,864,891	$1,866,576	$1,787,534
Intangible Assets Acquired Through Business Combinations, net
Acquired developed technology	$388,346	$427,870	$514,232
Customer relationships	501,500	531,065	589,579
Trade names and trademarks	3,071	3,581	4,601
Territory rights and other	2,534	2,690	3,530
50 Fremont lease intangibles	317	681	1,432
	$895,768	$965,887	$1,113,374
Other Assets, net
Deferred income taxes, noncurrent, net	$31,596	$29,926	$28,939
Long-term deposits	23,979	24,305	23,597
Domain names and patents, net	26,811	30,662	39,213
Customer contract assets	201,357	229,597	281,733
Other	141,145	143,506	113,387
	$424,888	$457,996	$486,869
Accounts Payable, Accrued Expenses and Other Liabilities
Accounts payable	$120,019	$148,279	$115,257
Accrued compensation	622,419	517,433	730,390
Non-cash equity liability	49,435	55,394	68,355
Accrued other liabilities	488,071	452,398	419,299
Accrued income and other taxes payable	193,693	196,670	239,699
Accrued professional costs	44,757	46,579	38,254
Accrued rent	33,968	21,384	19,710
Capital lease obligation, current	114,147	118,888	102,106
Financing obligation - leased facility, current	19,899	19,797	19,594
	$1,686,408	$1,576,822	$1,752,664
Other Noncurrent Liabilities
Deferred income taxes and income taxes payable	$117,193	$111,404	$99,378
Financing obligation - leased facility	198,903	199,539	200,711
Long-term lease liabilities and other	420,774	416,939	480,850
	$736,870	$727,882	$780,939

Supplemental Revenue Analysis

Subscription and support revenue by cloud service offering (in millions):	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Sales Cloud	$906.5	$776.2	$2,622.5	$2,255.7
Service Cloud	738.1	589.9	2,087.8	1,705.4
Salesforce Platform and Other	495.3	370.7	1,392.9	1,050.0
Marketing and Commerce Cloud	346.2	247.2	952.3	634.5
	$2,486.1	$1,984.0	$7,055.5	$5,645.6

Total revenues by geography (in thousands):	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Americas	$1,927,405	$1,598,344	$5,536,932	$4,506,774
Europe	493,732	337,497	1,367,718	1,012,671
Asia Pacific	258,704	208,934	724,359	578,551
	$2,679,841	$2,144,775	$7,629,009	$6,097,996

Total revenues by geography as a percentage of total revenues:	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Americas	72%	74%	73%	74%
Europe	18	16	18	17
Asia Pacific	10	10	9	9
	100%	100%	100%	100%

Revenue constant currency growth rates (as compared to the comparable prior periods)	Three Months Ended October 31, 2017 compared to Three Months Ended October 31, 2016	Three Months Ended July 31, 2017 compared to Three Months Ended July 31, 2016	Three Months Ended October 31, 2016 compared to Three Months Ended October 31, 2015
Americas	21%	24%	27%
Europe	33%	31%	27%
Asia Pacific	27%	27%	29%
Total growth	23%	25%	27%
We present constant currency information to provide a framework for assessing how our underlying business performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the weighted average exchange rate for the quarter being compared to for growth rate calculations presented, rather than the actual exchange rates in effect during that period.

Deferred revenue constant currency growth rates (as compared to the comparable prior periods)	October 31, 2017 compared to October 31, 2016	July 31, 2017 compared to July 31, 2016	October 31, 2016 compared to October 31, 2015
Total growth	24%	25%	25%
We present constant currency information for deferred revenue to provide a framework for assessing how our underlying business performed excluding the effects of foreign currency rate fluctuations.  To present the information above, we convert the deferred revenue balances in local currencies in previous comparable periods using the United States dollar currency exchange rate as on the most recent balance sheet date.

Supplemental GAAP and Non-GAAP Diluted Share Count Information
(share data in thousands)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Weighted-average shares outstanding for basic earnings per share	717,445	690,468	711,884	683,075
Effect of dilutive securities:
Convertible senior notes	5,162	2,059	4,571	1,994
Employee stock awards	14,717	12,177	13,235	11,188
Warrants	782	0	522	0
Adjusted weighted-average shares outstanding and assumed conversions for GAAP and Non-GAAP diluted earnings per share	738,106	704,704	730,212	696,257

Supplemental Cash Flow Information
Free cash flow analysis, a non-GAAP measure
(in thousands)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Operating cash flow
GAAP net cash provided by operating activities	$125,792	$154,312	$1,686,645	$1,456,052
Less:
Capital expenditures	(111,278)	(140,653)	(396,268)	(319,984)
Free cash flow	$14,514	$13,659	$1,290,377	$1,136,068

Comprehensive Income (Loss)
(in thousands)
(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Net income (loss)	$51,394	$(37,309)	$59,923	$231,072
Other comprehensive income (loss), before tax and net of reclassification adjustments:
Foreign currency translation and other gains (losses)	(2,218)	(28,372)	28,190	(28,523)
Unrealized gains (losses) on marketable securities and strategic investments	(11,763)	(16,019)	51,205	20,961
Other comprehensive income (loss), before tax	(13,981)	(44,391)	79,395	(7,562)
Tax effect	0	(7,337)	0	(5,464)
Other comprehensive income (loss), net of tax	(13,981)	(51,728)	79,395	(13,026)
Comprehensive income (loss)	$37,413	$(89,037)	$139,318	$218,046

salesforce.com, inc.
GAAP Results Reconciled to non-GAAP Results
The following table reflects selected GAAP results reconciled to non-GAAP results.
(in thousands, except per share data)
(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Non-GAAP gross profit
GAAP gross profit	$1,965,333	$1,559,253	$5,593,279	$4,489,914
Plus:
Amortization of purchased intangibles (a)	39,610	36,703	126,679	84,462
Stock-based expense (b)	33,494	26,783	97,206	76,912
Non-GAAP gross profit	$2,038,437	$1,622,739	$5,817,164	$4,651,288
Non-GAAP operating expenses
GAAP operating expenses	$1,849,345	$1,556,217	$5,435,380	$4,402,341
Less:
Amortization of purchased intangibles (a)	(30,067)	(28,064)	(91,274)	(66,601)
Stock-based expense (b)	(217,783)	(177,968)	(662,125)	(499,068)
Non-GAAP operating expenses	$1,601,495	$1,350,185	$4,681,981	$3,836,672
Non-GAAP income from operations
GAAP income from operations	$115,988	$3,036	$157,899	$87,573
Plus:
Amortization of purchased intangibles (a)	69,677	64,767	217,953	151,063
Stock-based expense (b)	251,277	204,751	759,331	575,980
Non-GAAP income from operations	$436,942	$272,554	$1,135,183	$814,616
Non-GAAP non-operating loss (c)
GAAP non-operating loss	$(9,587)	$(15,622)	$(44,008)	$(38,721)
Plus:
Amortization of debt discount, net	6,463	6,304	19,269	18,794
Amortization of acquired lease intangible	367	579	1,118	1,927
Less:
Gains from acquisitions of strategic investments	0	(833)	0	(13,697)
Non-GAAP non-operating loss	$(2,757)	$(9,572)	$(23,621)	$(31,697)
Non-GAAP net income
GAAP net income (loss)	$51,394	$(37,309)	$59,923	$231,072
Plus:
Amortization of purchased intangibles (a)	69,677	64,767	217,953	151,063
Amortization of acquired lease intangible	367	579	1,118	1,927
Stock-based expense (b)	251,277	204,751	759,331	575,980
Amortization of debt discount, net	6,463	6,304	19,269	18,794
Less:
Gains from acquisitions of strategic investments	0	(833)	0	(13,697)
Income tax effects and adjustments	(94,787)	(67,320)	(329,521)	(456,241)
Non-GAAP net income	$284,391	$170,939	$728,073	$508,898

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Non-GAAP diluted earnings per share
GAAP diluted net income (loss) per share	$0.07	$(0.05)	$0.08	$0.33
Plus:
Amortization of purchased intangibles	0.10	0.09	0.30	0.22
Amortization of acquired lease intangible	0.00	0.00	0.00	0.00
Stock-based expense	0.34	0.29	1.04	0.83
Amortization of debt discount, net	0.01	0.01	0.03	0.03
Less:
Gains from acquisitions of strategic investments	0.00	0.00	0.00	(0.02)
Income tax effects and adjustments	(0.13)	(0.10)	(0.45)	(0.66)
Non-GAAP diluted earnings per share	$0.39	$0.24	$1.00	$0.73
Shares used in computing Non-GAAP diluted net income per share	738,106	704,704	730,212	696,257

a)	Amortization of purchased intangibles were as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Cost of revenues	$39,610	$36,703	$126,679	$84,462
Marketing and sales	30,067	28,064	91,274	66,601
	$69,677	$64,767	$217,953	$151,063

b)	Stock-based expense was as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Cost of revenues	$33,494	$26,783	$97,206	$76,912
Research and development	66,626	50,372	197,185	124,164
Marketing and sales	116,992	93,718	356,538	275,515
General and administrative	34,165	33,878	108,402	99,389
	$251,277	$204,751	$759,331	$575,980

c)	GAAP non-operating loss consists of investment income, interest expense, other income (expense) and gains from acquisitions of strategic investments.

salesforce.com, inc.
Computation of Basic and Diluted GAAP and non-GAAP Net Income (Loss) Per Share
(in thousands, except per share data)
(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
GAAP Basic Net Income (Loss) Per Share
Net income (loss)	$51,394	$(37,309)	$59,923	$231,072
Basic net income (loss) per share	$0.07	$(0.05)	$0.08	$0.34
Shares used in computing basic net income (loss) per share	717,445	690,468	711,884	683,075

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Non-GAAP Basic Net Income Per Share
Non-GAAP net income	$284,391	$170,939	$728,073	$508,898
Basic Non-GAAP net income per share	$0.40	$0.25	$1.02	$0.75
Shares used in computing basic Non-GAAP net income per share	717,445	690,468	711,884	683,075

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
GAAP Diluted Net Income (Loss) Per Share
Net income (loss)	$51,394	$(37,309)	$59,923	$231,072
Diluted net income (loss) per share	$0.07	$(0.05)	$0.08	$0.33
Shares used in computing diluted net income (loss) per share	738,106	690,468	730,212	696,257

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Non-GAAP Diluted Net Income Per Share
Non-GAAP net income	$284,391	$170,939	$728,073	$508,898
Diluted Non-GAAP net income per share	$0.39	$0.24	$1.00	$0.73
Shares used in computing diluted Non-GAAP net income per share	738,106	704,704	730,212	696,257

Non-GAAP Financial Measures: This press release includes information about non-GAAP diluted earnings per share, non-GAAP tax rates, non-GAAP free cash flow, and constant currency revenue and constant currency deferred revenue growth rates (collectively the “non-GAAP financial measures”). These non-GAAP financial measures are measurements of financial performance that are not prepared in accordance with U.S. generally accepted accounting principles and computational methods may differ from those used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Management uses both GAAP and non-GAAP measures when planning, monitoring, and evaluating the company’s performance.

The primary purpose of using non-GAAP measures is to provide supplemental information that may prove useful to investors and to enable investors to evaluate the company’s results in the same way management does. Management believes that supplementing GAAP disclosure with non-GAAP disclosure provides investors with a more complete view of the company’s operational performance and allows for meaningful period-to-period comparisons and analysis of trends in the company’s business. Further, to the extent that other companies use similar methods in calculating non-GAAP measures, the provision of supplemental non-GAAP information can allow for a comparison of the company’s relative performance against other companies that also report non-GAAP operating results.

Non-GAAP diluted earnings per share excludes, to the extent applicable, the impact of the following items: stock-based compensation, amortization of acquisition-related intangibles, amortization of acquired leases, the net amortization of debt discount on the company’s convertible senior notes, gains/losses on conversions of the company’s convertible senior notes, gains/losses on sales of land and building improvements, gains/losses on company-initiated acquisitions of entities in which the company held an equity investment, and termination of office leases, as well as income tax adjustments. These items are excluded because the decisions that give rise to them are not made to increase revenue in a particular period, but instead for the company’s long-term benefit over multiple periods.

Specifically, management is excluding the following items from its non-GAAP earnings per share, as applicable, for the periods presented in the Q3 FY18 financial statements and for its non-GAAP estimates for Q4 and FY18:

•
Stock-Based Expenses: The company’s compensation strategy includes the use of stock-based compensation to attract and retain employees and executives. It is principally aimed at aligning their interests with those of our stockholders and at long-term employee retention, rather than to motivate or reward operational performance for any particular period. Thus, stock-based compensation expense varies for reasons that are generally unrelated to operational decisions and performance in any particular period.

•
Amortization of Purchased Intangibles and Acquired Leases: The company views amortization of acquisition- and building-related intangible assets, such as the amortization of the cost associated with an acquired company’s research and development efforts, trade names, customer lists and customer relationships, and acquired lease intangibles, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

•
Amortization of Debt Discount: Under GAAP, certain convertible debt instruments that may be settled in cash (or other assets) on conversion are required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. Accordingly, for GAAP purposes we are required to recognize imputed interest expense on the company’s $1.15 billion of convertible senior notes due 2018 that were issued in a private placement in March 2013. The imputed interest rate was approximately 2.5% for the convertible notes due 2018, while the actual coupon interest rate of the notes is 0.25%. The difference between the imputed interest expense and the coupon interest expense, net of the interest amount capitalized, is excluded from management’s assessment of the company’s operating performance because management believes that this non-cash expense is not indicative of ongoing operating performance.

•
Gains on Acquisitions of Strategic Investments: The company views gains on sales of its strategic investments resulting from acquisitions initiated by the company in which an equity interest was previously held as discrete events and not indicative of operational performance during any particular period.

•
Income Tax Effects and Adjustments: The company utilizes a fixed long-term projected non-GAAP tax rate in order to provide better consistency across the interim reporting periods by eliminating the effects of items such as changes in the tax valuation allowance and tax effects of acquisitions-related costs, since each of these can vary in size and frequency. When projecting this long-term rate, the company evaluated a three-year financial projection that excludes the direct impact of the following non-cash items: stock-based expenses, amortization of purchased intangibles, amortization of acquired leases, amortization of debt discount, gains/losses on the sales of land and building improvements, gains on sales of strategic investments, and termination of office leases. The projected rate also assumes no new acquisitions in the three-year period, and considers other factors including the company’s tax structure, its tax positions in various jurisdictions and key legislation in major jurisdictions where the company operates. This long-term rate could be subject to change for a variety of reasons, such as significant changes in the geographic earnings mix including acquisition activity, or fundamental tax law changes in major jurisdictions where the company operates. The company re-evaluates this long-term rate on an annual basis or if any significant events that may materially affect this long-term rate occur. The non-GAAP tax rate for fiscal 2018 is 34.5 percent.

The company defines the non-GAAP measure free cash flow as GAAP net cash provided by operating activities, less capital expenditures. For this purpose, capital expenditures does not include our strategic investments, nor does it include any costs or activities related to our purchase of 50 Fremont land and building, and building - leased facilities.